Statements of Operations (Unaudited) (USD $)	1 Months Ended	6 Months Ended	7 Months Ended
	Mar. 31, 2013	Sep. 30, 2013	Sep. 30, 2013
Income Statement [Abstract]
Revenue
Operating expenses:
General and administrative	450	1,500	1,950
Total operating expenses	450	1,500	1,950
Net operating loss	(450)	(1,500)	(1,950)
Net loss	$ (450)	$ (1,500)	$ (1,950)
Weighted average number of common shares outstanding-basic and fully diluted	70,000,000	70,000,000
Net loss per share-basic and fully diluted	$ 0.00	$ 0.00